UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2016

1PM INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Colorado

(State or other jurisdiction of incorporation)

333-203276	47-3278534
(Commission File No.)	(IRS Employer Identification No.)

312 S. Beverly Drive #3104, Beverly Hills, California
(Address of principal executive offices) (zip code)

(424) 253-9991
(Registrant's telephone number, including area code)

____________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01. Other Events

(1)

The Company has received requests on the current outstanding share count and the float. The Company updated the information with OTC Markets on April 2, 2016 and that information is still current. The stock held in the float by non-affiliates is 445,568 with a total float of 1,291,464. The issued and outstanding is 100,343,349. Below is table with the information broken out.

Authorized Shares	125,000,000	a/o Apr 02, 2016
Outstanding Shares	100,343,349	a/o Apr 02, 2016
-Restricted	99,051,591	a/o Apr 02, 2016
-Unrestricted	1,291,758	a/o Apr 02, 2016
Held at DTC	1,291,464	a/o Apr 02, 2016
Float	1,291,464	a/o Apr 02, 2016
Float held by non-affiliates	445,568	a/o Apr 02, 2016

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1PM Industries, Inc.

Dated: April 7, 2016	By:	/s/ Joseph Wade
	Name:	Joseph Wade
	Title:	CEO